[Graphic Appears Here] POPULAR
                       ABS, INC.(SM)

                               PRELIMINARY SAMPLE         [Graphic Appears Here]
                               POPULAR ABS 2005-C



                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                                                                          LTV > 90
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 61,079,597
                                                                                                                         367 RECORDS
====================================================================================================================================
         |--------------------------------------------------------------------------------------------------------------|
         |                                                                               Weighted                       |
         |                                                                    Weighted    Average                       |
         |                                                 Current    Pct by   Average     Stated  Weighted  Weighted   |
         |                                    # of       Principal      Curr     Gross  Remaining   Average   Average   |
         | Current Principal Balance ($)     Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO   |
         |--------------------------------------------------------------------------------------------------------------|
         | 0.01 - 100,000.00                    89    6,760,738.72     11.07     8.108        350     98.77       653   |
         | 100,000.01 - 200,000.00             189   27,750,343.88     45.43     7.600        356     97.87       644   |
         | 200,000.01 - 300,000.00              56   13,755,671.54     22.52     7.547        359     98.44       644   |
         | 300,000.01 - 400,000.00              22    7,506,623.56     12.29     7.379        360     97.38       646   |
         | 400,000.01 - 500,000.00               7    3,108,666.11      5.09     7.812        360    100.00       651   |
         | 500,000.01 - 600,000.00               4    2,197,552.74      3.60     7.176        359     98.81       656   |
         |--------------------------------------------------------------------------------------------------------------|
         | Total:                              367   61,079,596.55    100.00     7.613        357     98.18       646   |
         |--------------------------------------------------------------------------------------------------------------|
         | Min: $28,503.37                                                                                              |
         | Max: $600,000.00                                                                                             |
         | Average: $166,429.42                                                                                         |
         |--------------------------------------------------------------------------------------------------------------|

         |--------------------------------------------------------------------------------------------------------------|
         |                                                                               Weighted                       |
         |                                                                    Weighted    Average                       |
         |                                                 Current    Pct by   Average     Stated  Weighted  Weighted   |
         |                                    # of       Principal      Curr     Gross  Remaining   Average   Average   |
          --------------------------------------------------------------------------------------------------------------|
         | Current Gross Rate                Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO   |
         | 5.000 - 5.499                         1      156,212.25      0.26     5.290        356     95.00       606   |
         | 6.000 - 6.499                         8    1,608,407.13      2.63     6.221        359     97.04       673   |
         | 6.500 - 6.999                        42    8,296,901.36     13.58     6.772        357     96.68       641   |
         | 7.000 - 7.499                        78   15,003,309.19     24.56     7.260        357     98.72       656   |
         | 7.500 - 7.999                       125   20,367,075.74     33.35     7.728        357     98.56       650   |
         | 8.000 - 8.499                        66   10,038,333.44     16.43     8.217        357     98.49       637   |
         | 8.500 - 8.999                        34    4,517,848.63      7.40     8.663        359     97.34       628   |
         | 9.000 - 9.499                        11    1,011,508.81      1.66     9.140        340     97.63       597   |
         | 9.500 - 9.999                         2       80,000.00      0.13     9.690        269    100.00       678   |
         |--------------------------------------------------------------------------------------------------------------|
         | Total:                              367   61,079,596.55    100.00     7.613        357     98.18       646   |
         |--------------------------------------------------------------------------------------------------------------|
         | Min: 5.290                                                                                                   |
         | Max: 9.750                                                                                                   |
         | Weighted Average: 7.613                                                                                      |
         |--------------------------------------------------------------------------------------------------------------|

         |--------------------------------------------------------------------------------------------------------------|
         |                                                                               Weighted                       |
         |                                                                    Weighted    Average                       |
         |                                                 Current    Pct by   Average     Stated  Weighted  Weighted   |
         |                                    # of       Principal      Curr     Gross  Remaining   Average   Average   |
         | FICO                              Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO   |
         |--------------------------------------------------------------------------------------------------------------|
         | 525 - 549                             7      976,185.39      1.60     8.151        359     92.21       535   |
         | 550 - 574                             6      787,984.11      1.29     8.150        359     92.72       564   |
         | 575 - 599                            10    1,548,915.30      2.54     8.279        360     95.97       588   |
         | 600 - 624                            82   14,282,031.32     23.38     7.596        356     97.72       614   |
         | 625 - 649                           108   17,389,538.10     28.47     7.673        357     98.73       635   |
         | 650 - 674                            78   14,004,403.97     22.93     7.578        359     98.22       659   |
         | 675 - 699                            36    5,551,555.91      9.09     7.458        350     98.78       685   |
         | 700 >=                               40    6,538,982.45     10.71     7.393        357     99.18       723   |
         |--------------------------------------------------------------------------------------------------------------|
         | Total:                              367   61,079,596.55    100.00     7.613        357     98.18       646   |
         |--------------------------------------------------------------------------------------------------------------|
         | Min: 527                                                                                                     |
         | Max: 780                                                                                                     |
         | NZ Weighted Average: 646                                                                                     |
         |--------------------------------------------------------------------------------------------------------------|

____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
====================================================================================================================================
                                                             Page 1 of 4

POPULAR ABS 2005-C                                                                                                          LTV > 90
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 61,079,597
                                                                                                                         367 RECORDS
====================================================================================================================================
         |------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                        |
         |                                                                Weighted     Average                        |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted   |
         |                             # of        Principal       Curr      Gross   Remaining    Average   Average   |
         | Original CLTV              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | 90.00 - 94.99                 55     9,189,221.48      15.04      7.593         353      92.86       617   |
         | 95.00 - 99.99                 62    10,480,579.22      17.16      7.419         359      95.65       645   |
         | 100.00 >=                    250    41,409,795.85      67.80      7.666         357     100.00       653   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646   |
         |------------------------------------------------------------------------------------------------------------|
         | Min: 90.17                                                                                                 |
         | Max: 100.00                                                                                                |
         | Weighted Average: 98.18                                                                                    |
         | % > 80: 100.00                                                                                             |
         | % > 90: 100.00                                                                                             |
         | % > 95: 72.96                                                                                              |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                        |
         |                                                                Weighted     Average                        |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted   |
         | FRM                         # of        Principal       Curr      Gross   Remaining    Average   Average   |
         | ARM                        Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | ARM                          239    40,521,814.08      66.34      7.551         359      98.50       645   |
         | Fixed Rate                   128    20,557,782.47      33.66      7.736         352      97.56       649   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646   |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                        |
         |                                                                Weighted     Average                        |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted   |
         |                             # of         Principal      Curr      Gross   Remaining    Average   Average   |
         | Product                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | ARM 2/28                     234    39,268,462.78      64.29      7.544         359      98.46       644   |
         | Fixed 30 yr                  113    18,445,107.23      30.20      7.698         359      97.52       650   |
         | ARM 5/25                       5     1,253,351.30       2.05      7.753         360      99.69       657   |
         | Balloon 40/30                  5       926,399.00       1.52      8.101         360      97.43       632   |
         | Fixed 15 yr                    6       595,435.79       0.97      7.991         179      98.64       668   |
         | Fixed 20 yr                    3       347,840.45       0.57      7.358         233      96.28       631   |
         | Fixed 29 yr                    1       243,000.00       0.40      9.080         347     100.00       620   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646   |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                        |
         |                                                                Weighted     Average                        |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted   |
         |                             # of        Principal       Curr      Gross   Remaining    Average   Average   |
         | Documentation Type         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | Full Doc                     314    49,237,916.98      80.61      7.611         356      98.05       646   |
         | Alt Doc                       44    10,012,810.57      16.39      7.569         359      99.36       649   |
         | SI                             8     1,535,369.00       2.51      8.154         360      95.69       649   |
         | Lite Doc                       1       293,500.00       0.48      6.500         359      93.17       613   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646   |
         |------------------------------------------------------------------------------------------------------------|

____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Page 2 of 4

POPULAR ABS 2005-C                                                                                                          LTV > 90
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 61,079,597
                                                                                                                         367 RECORDS
====================================================================================================================================
         |-------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                         |
         |                                                                Weighted     Average                         |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted    |
         |                             # of        Principal       Curr      Gross   Remaining    Average   Average    |
         | Loan Purpose               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO    |
         |-------------------------------------------------------------------------------------------------------------|
         | Cashout Refinance            209    35,337,533.46      57.85      7.614         356      97.65       639    |
         | Purchase                     113    18,808,545.59      30.79      7.605         359      99.41       661    |
         | Rate/Term Refinance           45     6,933,517.50      11.35      7.627         357      97.55       642    |
         |-------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646    |
         |-------------------------------------------------------------------------------------------------------------|

         |-------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                         |
         |                                                                Weighted     Average                         |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted    |
         |                             # of        Principal       Curr      Gross   Remaining    Average   Average    |
         | Property Type              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO    |
         |-------------------------------------------------------------------------------------------------------------|
         | Single Family Detached       346    56,959,697.82      93.25      7.604         357      98.18       647    |
         | Condominium                    8     1,389,322.68       2.27      7.682         359      97.15       634    |
         | Duplex                         4     1,255,272.17       2.06      7.999         359     100.00       640    |
         | Townhouse                      6     1,154,496.11       1.89      7.468         359      97.63       634    |
         | Row Home                       2       205,000.00       0.34      8.210         360     100.00       643    |
         | Triplex                        1       115,807.77       0.19      7.150         358      95.00       695    |
         |-------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646    |
         |-------------------------------------------------------------------------------------------------------------|

         |-------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                         |
         |                                                                Weighted     Average                         |
         |                                           Current     Pct by    Average      Stated   Weighted  Weighted    |
         |                             # of        Principal       Curr      Gross   Remaining    Average   Average    |
         | Occupancy Type             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO    |
         |-------------------------------------------------------------------------------------------------------------|
         | Owner-Occupied               337    54,771,332.77      89.67      7.637         357      98.06       644    |
         | Second Home                   29     6,119,155.78      10.02      7.370         359      99.43       667    |
         | Non-Owner Occupied             1       189,108.00       0.31      8.530         360      92.70       647    |
         |-------------------------------------------------------------------------------------------------------------|
         | Total:                       367    61,079,596.55     100.00      7.613         357      98.18       646    |
         |-------------------------------------------------------------------------------------------------------------|

____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Page 3 of 4

POPULAR ABS 2005-C                                                                                                          LTV > 90
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 61,079,597
                                                                                                                         367 RECORDS
====================================================================================================================================
         |------------------------------------------------------------------------------------------------------------|
         |                                                                          Weighted                          |
         |                                                             Weighted      Average                          |
         |                                      Current      Pct by     Average       Stated    Weighted   Weighted   |
         |                      # of          Principal        Curr       Gross    Remaining     Average    Average   |
         | State               Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | North Carolina         52       8,070,316.73       13.21       7.583          356       98.76        647   |
         | New Jersey             19       5,000,800.18        8.19       7.710          360       98.40        652   |
         | Pennsylvania           33       4,752,749.85        7.78       7.594          354       97.91        649   |
         | Florida                20       4,218,871.51        6.91       7.283          359       98.00        646   |
         | Wisconsin              27       3,985,447.71        6.53       7.638          360       98.52        657   |
         | Ohio                   26       3,683,129.91        6.03       7.667          355       97.96        642   |
         | Georgia                17       3,027,604.70        4.96       7.703          351       98.23        634   |
         | South Carolina         15       2,590,903.51        4.24       7.888          354       98.63        639   |
         | Indiana                12       1,792,632.81        2.93       7.667          359       98.21        644   |
         | Maryland                8       1,719,908.00        2.82       7.902          360       96.54        647   |
         | Illinois               10       1,610,014.60        2.64       7.675          359       97.00        639   |
         | South Dakota           12       1,609,510.85        2.64       7.968          359       99.43        634   |
         | Nebraska               13       1,544,114.62        2.53       7.955          349       99.75        644   |
         | Michigan               10       1,488,276.00        2.44       8.196          360       96.38        633   |
         | Minnesota               8       1,460,866.07        2.39       7.643          359       99.46        652   |
         | California              4       1,222,281.32        2.00       7.006          358       97.23        643   |
         | Delaware                6       1,158,745.00        1.90       7.688          360       96.04        652   |
         | Missouri                9       1,153,857.10        1.89       7.297          360       97.44        641   |
         | Arizona                 4       1,100,119.05        1.80       6.945          343       97.01        653   |
         | Virginia                5       1,096,578.35        1.80       7.048          359       98.69        648   |
         | Tennessee               9       1,091,653.48        1.79       7.589          359       98.61        655   |
         | Rhode Island            3         875,063.74        1.43       7.408          359       97.91        651   |
         | Massachusetts           3         825,629.78        1.35       6.795          358       97.07        643   |
         | Maine                   4         741,253.02        1.21       7.316          360       95.43        653   |
         | Colorado                3         737,826.04        1.21       7.487          359       99.87        662   |
         | North Dakota            4         686,039.17        1.12       7.708          359       97.99        645   |
         | New Mexico              5         642,130.83        1.05       7.897          359       98.27        619   |
         | Connecticut             3         551,104.64        0.90       8.500          359       96.96        608   |
         | Kansas                  4         485,827.08        0.80       7.539          345      100.00        657   |
         | Oregon                  3         484,756.93        0.79       7.077          359      100.00        682   |
         | Iowa                    4         423,495.38        0.69       8.455          359       98.79        649   |
         | Washington              3         332,127.23        0.54       6.898          360       98.94        638   |
         | Oklahoma                3         275,522.25        0.45       8.304          359       98.62        664   |
         | Kentucky                3         204,153.17        0.33       7.790          360       99.76        658   |
         | Nevada                  1         201,347.79        0.33       7.750          359      100.00        622   |
         | Utah                    1         138,000.00        0.23       7.130          360       98.57        635   |
         | Wyoming                 1          96,938.15        0.16       8.250          358       95.10        683   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                367      61,079,596.55      100.00       7.613          357       98.18        646   |
         |------------------------------------------------------------------------------------------------------------|
         | Top 5 Zip Code: 28269(1.33%),54915(1.06%),32118(0.98%),46062(0.92%),30228(0.88%)                           |
         | Number of States: 37                                                                                       |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                          Weighted                          |
         |                                                             Weighted      Average                          |
         |                                      Current      Pct by     Average       Stated    Weighted   Weighted   |
         |                      # of          Principal        Curr       Gross    Remaining     Average    Average   |
         | DTI%                Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO   |
         |------------------------------------------------------------------------------------------------------------|
         | 0.01 - 10.00            2         265,900.00        0.44       7.614          360      100.00        680   |
         | 10.01 - 20.00          15       1,541,437.47        2.52       7.972          355       99.47        642   |
         | 20.01 - 30.00          35       5,471,097.50        8.96       7.672          351       97.46        653   |
         | 30.01 - 40.00          92      14,160,831.80       23.18       7.524          359       97.92        640   |
         | 40.01 - 50.00         166      27,138,946.44       44.43       7.674          357       98.45        646   |
         | 50.01 - 60.00          57      12,501,383.34       20.47       7.509          357       98.01        649   |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                367      61,079,596.55      100.00       7.613          357       98.18        646   |
         |------------------------------------------------------------------------------------------------------------|
         | WA DTI: 42.27                                                                                              |
         |------------------------------------------------------------------------------------------------------------|

____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
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